UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2008

Industrial Enterprises of America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32881	13-3963499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
711 Third Avenue, Suite 1505, New York, New York 10017
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 490-3100
N/A
(Former name or former address, if changed since last report)
[Missing Graphic Reference]
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Industrial Enterprises of America, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 18, 2008 (the “Original 8-K”), to file an updated version of Exhibit 10.1 of the Original 8-K.  No other changes or items are being effected by this filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.                       Description
10.1                       Form of Loan and Securities Purchase Agreement, dated as of January 16, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc. (Registrant)

January 31, 2008
By:            /s/ John D. Mazzuto
    John D. Mazzuto
    Chief Executive Officer